SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 19, 2007

Date of Report (Date of earliest event reported)

COLLECTIVE BRANDS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-14770	43-1813160
(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue

Topeka, Kansas 66607-2207

(Address of Principal Executive Office) (Zip Code)

(785) 233-5171

(Registrant's Telephone Number, Including Area Code)

PAYLESS SHOESOURCE, INC.

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 19, 2007, Collective Brands Finance, Inc. (the “Borrower”), a wholly-owned subsidiary of Collective Brands, Inc. ( the “Company”) entered into a First Amendment to the Term Loan Agreement, (the “Term Loan Amendment”) among the Borrower, Citicorp North America, Inc., as a lender, administrative agent and collateral agent for the lenders and J.P. Morgan Securities Inc. as a lender, amending that certain Term Loan Credit Agreement (the “Term Loan Agreement”), dated August 17, 2007, among the Borrower, the guarantors party thereto, the lenders party thereto, Citicorp North America, Inc., as administrative agent and collateral agent and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. as joint bookrunners and joint lead arrangers.

In addition, on December 19, 2007, the Borrower entered into a First Amendment to Amended and Restated Loan and Guaranty Agreement (the “Revolver Amendment” and together with the Term Loan Amendment, the “Amendments”), among the Borrower, Wells Fargo Retail Finance, LLC and the lenders party thereto, amending that certain Amended and Restated Loan and Guaranty Agreement (the “Revolving Credit Agreement” and together with the Term Loan Agreement, the “Credit Agreements”), dated August 17, 2007, among the Borrower, the Guarantors party thereto, the lenders party thereto, Wells Fargo Retail Finance, LLC, as administrative agent, joint lead arranger and joint bookrunner and Citigroup Global Markets Inc. as joint lead arranger and joint bookrunner.

Pursuant to the terms of the Amendments, the terms of the Credit Agreements have been amended in order to allow the Company and the Borrower to have flexibility to (a) enter into certain reorganizations among certain foreign subsidiaries of the Borrower and (b) to enter into a reorganization and recapitalization among the Company, the Borrower and certain of its subsidiaries organized under the laws of the United States and Canada pursuant to which a portion of the ownership interests in the The Stride Rite Corporation will be transferred from the Borrower to one or more of its subsidiaries .

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Exhibit
10.1

First Amendment to Amended and Restated Loan and Guaranty Agreement, dated December 19, 2007, by and among Collective Brands Finance, Inc. as Borrower, the Guarantors thereto as Credit Parties, the Lenders signatory thereto and Wells Fargo Retail Finance, LLC as the Arranger and Administrative Agent

10.2

First Amendment to Term Loan Agreement, dated as of December 19, 2007, among Collective Brands Finance, Inc. as Borrower, and the Lenders party thereto and CitiCorp North America, Inc., as Administrative Agent and Collateral Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE BRANDS, INC.

Date: December 20, 2007	By:	/s/ Ullirch E. Porzig_____________
Ullrich E. Porzig
Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1

First Amendment to Amended and Restated Loan and Guaranty Agreement, dated December 19, 2007, by and among Collective Brands Finance, Inc. as Borrower, the Guarantors thereto as Credit Parties, the Lenders signatory thereto and Wells Fargo Retail Finance, LLC as the Arranger and Administrative Agent

10.2

First Amendment to Term Loan Agreement, dated as of December 19, 2007, among Collective Brands Finance, Inc. as Borrower, and the Lenders party thereto and CitiCorp North America, Inc., as Administrative Agent and Collateral Agent